GulfMark Offshore, Inc Q1 2013 Investor Relations Update

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
NYSE: GLF                                                   www.GulfMark.com
    Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,”
“would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue & EBITDA
(in millions of dollars)

* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
$600
$700
$500
$400
$300
$200
$100
$0
$600
$700
$500
$400
$300
$200
$100
$0
2000 2001 2002 2003 2004 2006 2005 2007 2008 2009 2010 2011 2012
Revenue EBITDA*

* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation
•
Pro Forma for July 1, 2008 Acquisition
•
Prior Up-Cycle Incremental EBITDA Margins Average 72%
•
Substantial Fleet Upgrades Since 2008
•
11 New Vessels Beginning in 2013
68%
100%
71%
53%
Long Term Revenue & EBITDA
(in millions of dollars)
$600
$700
$500
$400
$300
$200
$100
$0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
$600
$700
$500
$400
$300
$200
$100
$0
Revenue EBITDA*

Total Revenue in Backlog
(in thousands of dollars)
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
Q3
2007
Q4
2007
Q1
2008
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Day Rate in
Backlog

Brazil
PSV
SpV                   1
US Gulf
PSV                15
FSV                  2
6
Global Vessel Diversification
West Africa
AHTS              2
PSV                  1
Mexico
AHTS                2
Trinidad
PSV                  2
FSV                  1
North Sea
PSV            20
AHTS
SpV             1
Worldwide
PSV                 48
AHTS              17
FSV                   3
SpV                   2
Total                 70
SE Asia
PSV                 4
AHTS            12
Revenue Breakout by Region  –
Year Ended  December 31,
2012
North Sea
42%
Southeast
Asia
16%
13%
29%
Gulf of Mexico Gulf of Mexico Gulf of Mexico
Rest of Americas
Americas
42%

1

The GulfMark Fleet 7

Young & Versatile Fleet

Number of Vessels GulfMark Built Per Year
New Build
Deliveries
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
Vessels in Current Fleet
Vessels not in Current Fleet

Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands:
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
•
Enhanced Green
Footprint and offering greater safety support

New Build Program Overview
Two MMC 887 300 Class DP 2  (Europe) One  MMC 879 280 Class DP2 (Europe)
Two UT 755 XL 250 Class DP2 (Europe)
Two ST-216 300 Class Arctic DP2 (Europe)
Two 280 Class PSV DP2 (US)
Two 300 Class PSV  DP2 (US)

New Build and Vessel Enhancement
Program Summary

• North Sea
• 7 Newbuild Vessels
•
North Sea vessels hedged in EUR
•
DP2 Green PSVs (300 Class (2), 300 Class Arctic (2), 280 Class (1), 250 Class (2))
•
Staggered delivery of Newbuilds- 2Q 2013 through 1Q 2014
• U.S. GOM
• 4 Newbuild US Flagged Vessels for Approximately $170 million
•
DP2 Green PSVs (280 Class(2), 300 Class (2))
•
Staggered delivery - 3Q 2013 through 1Q 2015

2012 Phase 1: 190’ to 230’
Three Vessels Completed 2011-12
Avg. Cost Per Vessel $2.2 million
Avg. Incremental Days Out of Service 77
Avg. Day Rate % Increase +40%
Avg. Utilization Percentage Increase 18%
Estimated Payback Period (Including
Opportunity Cost)
10.5 months
Return on Net Capital Employed 117%
U.S. GOM – Stretch Program
• Completed Three 190’ Vessels in 2011-2012
• Two Complete During Q1 2013, One Currently in Process
• Four Additional 190’ Vessels Will Become Stretch Program Candidates During 2015
• Next Steps – 210 Class         260 Class
• 10 Vessel Candidates, First Vessel to Enter Shipyard in Q2 2013
New Build and Vessel Enhancement
Program Summary, Cont’d

Building For Our Future: 2013 & Beyond
(U.S. dollars, in millions)

Vessels Under
Construction Vessel Type
Initial
Operating
Region
Estimated
Construction
Cost
Estimated
Average Annual
EBITDA
Implied EBITDA
Multiple
300 Class PSV North Sea $37.0 $8.2 4.5x
300 Class PSV North Sea $37.0 $8.2 4.5x
280 Class PSV North Sea $34.0 $7.7 4.4x
300 Class Arctic PSV North Sea $58.0 $10.8 5.4x
300 Class Arctic PSV North Sea $60.0 $10.8 5.6x
250 Class PSV North Sea $31.0 $7.4 4.2x
250 Class PSV North Sea $31.0 $7.4 4.2x
US 280 Class PSV Americas $36.0 $6.5 5.5x
US 280 Class PSV Americas $36.0 $6.5 5.5x
US 300 Class PSV Americas $48.0 $8.8 5.5x
US 300 Class PSV Americas $48.0 $8.8 5.5x
Total $456.0 $91.1 5.0x

New Build Delivery Schedule

300 Class Europe
300 Class Artic Europe
280 Class Europe
300 Class Europe
280 Class US
250 Class Europe
300 Class Artic Europe
280 Class US
250 Class Europe
300 Class US
300 Class US

Market Drivers 15

Rig Growth in the North Sea

Source: IHS Petrodata , Carnegie Research
Floating Rigs
Active
42
Scheduled
Arrivals/Activations
(through 2015)
15
% Increase
36%
Jackups
Active
42
Scheduled Arrivals
(through 2015)
11
% Increase
26%

Rig Growth in the North Sea

Source: IHS Petrodata
Jackups
Floating Rigs
Planned
Planned
0
10
20
30
40
50
60
70
0
10
20
30
40
50
60
70
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
0
10
20
30
40
50
60
70
0
10
20
30
40
50
60
70
2009 2001 2002 2003 2004 2005 2006 2007 2008 2010 2011 2012 Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Noble Regina Allen
Prospecter 1
ENSCO 120
Maersk XL
Enhanced 1
Maersk XL Enhanced 3,
Seadrill TBA #2
Noble Sam
Turner
Seadrill TBA
#1
ENSCO 121,
West Linus
Maersk XL
Enhanced 2
COSL Promoter ,
Leiv Erikson
Stena Carron,
Island Innovator
Eirik Raude
Songa Equinox,
Ocean Patriot
Deepsea Aberdeen,
Songa Endurance
Songa  Encourage, Bollsta Dolphin
Songa Enabler
Atwood  Advantage, Sedco 712
North Dragon

Floating Rig Growth in the U.S. GOM 18 Source: IHS Petrodata – February 2013 Floating Rigs in U.S. GOM Active 36 Scheduled Arrivals (through Q1 2016) 14 % Increase 39%

Floating Rig Growth in the U.S. GOM
Moratorium and Recovery
Planned
0
10
20
30
40
50
60
0
10
20
30
40
50
60
West Auriga, Ocean Confidence,
Noble Globetrotter II
West Vela, Maersk Drsh Tbn 1
Pacific Sharav
Sevan UDW 3
Noble Bob Douglas,
Maersk Deepwater Advanced 2
Rowan Renaissance
Transocean
TBN 1
Transocean TBN 2
Helix 534

Source: Barclays, IHS Petrodata
Deepwater Invictus,

Worldwide Sub Sea – Driving the Future

Source: Douglas-Westwood’s World Subsea Vessel Operations Market Forecast 2012-2016
Sub Sea Activity is Continuing to Expand
•
Subsea Demand Expected to Increase 33% and
Annual Expenditure double to $20.3 Billion by 2016
•
Set to Top $77 Billion Over Next Five Years
•
Increase of 63% Over Previous Five Year Period
•
Sub Sea Work Requires Newer, More Specialized
Vessels and Support Equipment
FPSO Spending – Projected
•
Between 2013 and 2017, $91bn Will be Spent on Floating
Production Systems (FPS) - an Increase of 100% over the
Preceding Five-Year Period.
•
A Total of 121 Floating Production Units are Forecast to
be Installed - a 37% Increase

Financial Information 21

Net Debt Position
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Q3 2008
Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
40%
35%
30%
25%
20%
15%
10%
5%
0%
Net-Debt to
Total Book
Capitalization
Finalization of Previous New-
Build Program
Initiation of Current
New-Build Program

Investment Highlights
Industry Leaders in QHSE Performance & People Development
Global Presence and Diverse Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Both Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $49.9 $19.3
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 21.6 22.9
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) 4.7 2.7
Depreciation & Amortization 21.4        28.0        26.1        28.9        28.5        30.6        44.3         53.0         57.0 59.6 59.7
EBITDA 59.3 $      41.5 $      32.0 $      89.1 $      135.6 $    164.6 $    252.6 $    121.5 $    30.2 $     135.8 $    104.6 $
Adjustments:
Impairment -              -              -              -              -              -              -              46.2         97.7        1.8          1.2
Debt refinancing costs -              -              6.5          -              -              -              -              -              -             -             4.4
Accounting Change -              -              7.3          -              -              -              -              -              -             -             -
Other (2.5)         1.3          (1.5)         (0.5)         0.1          0.3          (1.6)         1.2          (0.1)         2.3          1.8
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $139.9 $111.9
EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment.  Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.